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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                              BROADVIEW MEDIA, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


         0-8508                                            41-0641789
(Commission File Number)                                  (IRS Employer
                                                      Identification No.)

                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                         Telephone Number: 952-835-4455
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 30, 2005, Broadview Media, Inc., ( the "Company") entered into a Investment Representation Letter and Subscription Agreement (the "Subscription Agreement") by and between the Company and Terry L. Myhre ("Myhre"). Mr. Myhre is the Chairman and Chief Executive Officer of the Company, and, as noted below, a lender to and significant shareholder of the Company. Pursuant to the Subscription Agreement, at the Closing thereunder (which also occurred on March 30, 2005), Mr. Myhre purchased 500,000 Units, at a price of $1.25 per Unit, from the Company for a total amount of $625,000.00. Each Unit consists of one share of Series B Preferred Stock of the Company and detachable Warrants to purchase two (2) shares of Common Stock at an exercise price of $1.25 per share. Each share of Series B Preferred Stock is convertible into one share of the Company's Common Stock. The Company relied on Section 4(2) of the Securities Act of 1933 for exemption from securities registration requirements.

         On March 30, 2005, the Company entered into the second amendment (the "Second Amendment") to that certain unsecured loan agreement by and between the Company and Terry L. Myhre, dated July 24, 2003, pursuant to which original unsecured loan agreement Mr. Myhre agreed to extend a loan to the Company in the principal amount of $300,000.00, at an annual interest rate of 5.5% with an original due date of April 30, 2006 (the "Loan Agreement"). On May 27, 2004, the Company and Mr. Myhre amended the Loan Agreement to increase the principal amount due under the Loan Agreement to $800,000.00 and extend the due date of Loan Agreement to October 31, 2006 (the "First Amendment"). The Second Amendment increased the principal amount due under the Loan Agreement to $1,000,000.00 and extended the due date of the Loan Agreement to December 31, 2006.

         On March 30, 2005, pursuant to the terms and conditions of a Warrant to purchase Common Stock of the Company, which was issued to Terry L. Myhre on March 25, 2003, Mr. Myhre exercised his right to purchase 350,000 shares of Common Stock at an exercise price of $1.25 from the Company for a total amount of $437,500.00. The Warrant and the shares upon exercise of the Warrant were issued to Mr. Myhre in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.

         The Company intends to use the proceeds from the Subscription Agreement and the exercise of the Warrant primarily to reduce outstanding bank debt, reduce a certain portion of amounts owing to Mr. Myhre under the Loan Agreement, as amended, and for general corporate purposes.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION.

         The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

         The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.



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ITEM 5.01    CHANGES IN CONTROL OF REGISTRANT

         The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference. Terry L. Myhre used his own personal funds to pay the amounts indicated for the securities noted in Item 1.01. As a result of the issuance of the securities of the Company to Mr. Myhre pursuant to the transactions described in Item 1.01 of this Current Report, Mr. Myhre's beneficial ownership of shares of Common Stock, Series B Preferred Stock and warrants of the Company increased to 2,550,000 shares, which include 500,000 shares of Series B Preferred Stock, which are convertible into 500,000 shares of Common Stock, and warrants to purchase 1,000,000 shares of Common Stock. Such holdings represent 60.4% of the Company's shares (assuming exercise of Mr. Myhre's warrants and conversion of the Series B Preferred Stock). Mr. Myhre also is Chairman and Chief Executive Officer of the Company. Accordingly, Mr. Myhre is viewed as having acquired control of the Company upon the closing of the transactions described in Item 1.01.

ITEM 5.03    AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR.

         The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

         On March 30, 2005, the Registrant established a Series B Preferred Stock, $0.01 par value per share (the "Series B Stock"). The Series B Stock was established through an amendment to the Registrant's articles of incorporation which was approved the board of directors. A copy of the Certificate of Designation of Series B Preferred Stock, which amended the Registrant's articles of incorporation is attached hereto as Exhibit 3.1. The amendment was made to facilitate the transactions described in Item 1.01 of this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (a)  Financial statements of business acquired.


                  Not Applicable

             (b)  Pro forma financial information.

                  Not Applicable

             (c)  Exhibits:

                  3.1   Certificate of Designation of Series B
                        Preferred Stock which established the Series
                        B Preferred Stock of the Registrant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2005

                                             BROADVIEW MEDIA, INC.


                                             By  /s/ H. Michael Blair
                                                 -------------------------------
                                                 H. Michael Blair
                                                 Chief Financial Officer





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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              BROADVIEW MEDIA, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
March 30, 2005                                                            0-8508



EXHIBIT NO.       ITEM

   3.1 Certificate of Designation of Series B Preferred Stock of the Registrant, dated March 30, 2005.